                                                       Exhibit 23







                     INDEPENDENT AUDITORS' CONSENT











     We consent to the incorporation by reference in Registration Statements Nos. 33-17405, 33-17530, 33-28118, 33-47446 and 33-78102
of Photronics, Inc. on Form S-8 of our report dated December 12, 1995 appearing in this Annual Report on Form 10-K of Photronics, Inc. for the year ended October 31, 1995.








DELOITTE & TOUCHE LLP
Hartford, Connecticut
January 25, 1996